SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2013

Integrated Electrical Services, Inc.
(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road, Suite 500
Houston, Texas  77056
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On February 15, 2013, pursuant to that certain Asset Purchase Agreement, dated February 8, 2013, by and among IES Renewable Energy, LLC (“IES Renewable”), an indirect wholly-owned subsidiary of Integrated Electrical Services, Inc. (the “Company”), and a group of entities operating under the name of Acro Energy: Residential Renewable Technologies, Inc., Energy Efficiency Solar, Inc. and Lonestar Renewable Technologies Acquisition Corp. (collectively, the “Acro Energy Group”), IES Renewable closed its previously announced acquisition of certain assets from the Acro Energy Group, in connection with the Acro Energy Group’s turn-key residential solar integration business.

The acquisition is fully described in Item 5 of the Company’s Quarterly Report on Form 10-Q filed on February 14, 2013 (the “Form 10-Q”) under the heading “Acquisition of Assets from the Acro Group,” which is incorporated herein by reference.  The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is filed as Exhibit 2.1 to the Form 10-Q.

The Company has determined that the transaction is significant to the Company’s Consolidated Financial Statements as of September 30, 2012. As such, the Company will file financial statements, including the pro forma financial information, related to the acquired assets within the time period prescribed by Item 9.01(a)(4) of Form 8-K.

Item 2.02.	Results of Operations and Financial Condition.

On February 14, 2013, the Company issued a press release announcing its results of operations for the fiscal 2013 first quarter, a copy of which is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On February 13, 2013, the Company issued a press release announcing the amendment to its Credit and Security Agreement with Wells Fargo Bank, National Association and its intention to fully retire the $10 million of Senior Subordinated Notes held by Tontine Capital Overseas Master Fund II, L.P., as disclosed in the Form 10-Q.  A copy of the press release is furnished with this report as Exhibit 99.2.

On February 15, 2013, the Company issued a press release announcing the acquisition of certain assets from the Acro Energy Group. A copy of the press release is furnished with this report as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated February 14, 2013

99.2	Press release dated February 13, 2013 regarding the Amendment to the Credit and Security Agreement and repayment of the Tontine Note

99.3	Press release dated February 15, 2013 regarding the acquisition of certain assets from Acro Energy group

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

Date: February 19, 2013	/s/ Gail D. Makode
Gail D. Makode
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 14, 2013

99.2	Press release dated February 13, 2013 regarding the Amendment to the Credit and Security Agreement and repayment of the Tontine Note

99.3	Press release dated February 15, 2013 regarding the acquisition of certain assets from Acro Energy group